Exhibit 99.1

Helius Medical Technologies Announces Closing of First Tranche of Private Placement

NEWTOWN, PA – December 22, 2017 – Helius Medical Technologies, Inc. (TSX: HSM and HSM.WT and OTCQB: HSDT) (“Helius” or the “Company”), a medical technology company focused on neurological wellness, is pleased to announce commitments of approximately USD$6,300,000 for a non-brokered private placement (the “Private Placement”). The Company has issued 1,354,591 Units of the Company (the “Units”) for aggregate gross proceeds of USD$2,655,000 pursuant to the first tranche of the Private Placement (the “First Tranche”). Each Unit consists of one share of Class A common stock of the Company and one share purchase warrant (a “Warrant”). Each Warrant will entitle the holder to acquire one additional share of Class A common stock of the Company (a “Warrant Share”), exercisable for a period of 36 months following the closing of the First Tranche of the Private Placement at an exercise price of USD$2.45 per Warrant Share.

The Company has also received a commitment from A&B (HK) Company Limited, which owns greater than 5% of the Company’s Class A common stock, to purchase 1,020,408 Units for USD$2,000,000, and commitments from certain other investors to purchase 855,102 Units for USD$1,676,000, in a second tranche of the Private Placement that it expects to close before year end. The expected aggregate gross proceeds of the Private Placement as a whole is approximately USD$6,300,000.

The net proceeds of the Private Placement will be used by the Company to finance the Company’s near-term operations, to satisfy accrued payables, for continued work towards its planned U.S. Food and Drug Administration (FDA) de novo 510(k) submission and marketing applications in other jurisdictions and for working capital and other corporate purposes.

“We thank our investors for their continued support and confidence in our path towards requesting marketing clearance of our PoNS Therapy in 2018” said Philippe Deschamps, the Company’s CEO. “We look forward to an exciting new year and being able to commercialize our PoNS Therapy upon FDA marketing authorization.”

The following “insiders” of the Company have subscribed for Units under the First Tranche of the Private Placement:

Insider	Insider Relationship	Units Purchased	Subscription Amount (USD$)
Blane Walter	Director	382,653	$750,000
Dane Andreeff	Director	255,101	$500,000
Philippe Deschamps	Chairman, CEO	127,551	$250,000
Joyce LaViscount	CFO/COO	79,082	$155,000
	Totals	844,387	$1,655,000

Each subscription by an “insider” is considered to be a “related party transaction” for purposes of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). Pursuant to MI 61-101, the Company will file a material change report providing disclosure in relation to each “related party transaction” on SEDAR under Helius’ issuer profile at www.sedar.com. The Company did not file the material change report more than 21 days before the expected closing date of the Private Placement as the details of the Private Placement and the participation therein by each “related party” of the Company were not settled until shortly prior to the closing of the Private Placement, and the Company wished to close the Private Placement on an expedited basis for sound business reasons. The Company is relying on exemptions from the formal valuation and minority shareholder approval requirements available under MI 61-101. The Company is exempt from the formal valuation requirement in section 5.4 of MI 61-101 in reliance on section 5.5(a) of MI 61-101 as the fair market value of the transaction, insofar as it involves interested parties, is not more than the 25% of the Company's market capitalization. Additionally, the Company is exempt from minority shareholder approval requirement in section 5.6 of MI 61-101 in reliance on section 5.7(b) as the fair market value of the transaction, insofar as it involves interested parties, is not more than the 25% of the Company's market capitalization.

The Private Placement was approved by a special subcommittee of independent disinterested directors of the Company (the “Special Subcommittee”) with the full board of directors of the Company approving the Private Placement upon the recommendation of the Special Subcommittee.

All securities issued pursuant to the Private Placement are subject to a hold period under applicable Canadian securities laws, which will expire four months plus one day from the date of closing of each tranche of the Private Placement.

The securities issued under the Private Placement have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and accordingly, are “restricted securities” for U.S. securities law purposes. Such shares may not be offered or sold within the United States except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities requirements or pursuant to exemptions therefrom, such as Rule 144 of the U.S. Securities Act, which will first permit sales in the United States beginning six months after the date of closing of the Private Placement. The securities issued under the Private Placement may not be the subject of hedging transactions unless such transactions are conducted in compliance with the U.S. Securities Act. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States.

About PoNS™ Therapy

The PoNSTM is an investigational, non-invasive, medical device designed to deliver neurostimulation through the tongue. Clinical research has shown that electrical stimulation of the tongue activates two major cranial nerves – the trigeminal nerve and the facial nerve. Electrical stimulation of these cranial nerves creates a flow of neural impulses that are then delivered directly into the brain stem and cerebellum. PoNSTM Therapy combines the use of the PoNSTM device with physical therapy. The company has completed its clinical trials for balance disorder in patients with mild to moderate Traumatic Brian Injury (TBI) and are looking forward to submitting an application for marketing authorization in the US and other jurisdictions for the PoNS device in the first half of 2018. Additional trials in multiple sclerosis, stroke and cerebral palsy showed promising results and provide support for pursuing additional indications for use.

About Helius Medical Technologies, Inc.

Helius Medical Technologies is a medical technology company focused on neurological wellness. Helius seeks to develop, license and acquire unique and non-invasive platform technologies that amplify the brain’s ability to heal itself. Helius intends to file for FDA clearance for the PoNSTM device. For more information, please visit www.heliusmedical.com.

The Toronto Securities Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

Cautionary Disclaimer Statement:

Certain statements in this news release are not based on historical facts and constitute forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws (“forward-looking statements”).

All statements other than statements of historical fact included in this news release and in this morning’s presentation are forward-looking statements that involve risks and uncertainties. Such forward-looking statements include, among others, statements regarding the company’s future operations, including the expected future regulatory submissions and approvals or other business initiatives and objectives.

Forward-looking statements are often identified by terms such as “estimate,” “intend” and similar expressions.

There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the Company’s need to raise additional capital to achieve its business objectives and other risks detailed from time to time in the filings made by the Company with securities regulators.

The reader is cautioned that assumptions used in the preparation of any forward-looking statements may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. The reader is cautioned not to place undue reliance on any forward-looking statement. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the United States Securities and Exchange Commission and the Canadian securities regulators and which can be obtained from either at www.sec.gov or www.sedar.com.

The forward-looking statements contained in this news release and to be made on this morning’s presentation are made as of the date of this news release and the Company assumes no obligation to update any forward-looking statement or to update the reasons why actual results could differ from such statements except to the extent required by law.

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CONTACT

Investor Relations: Josh Berg

415-205-7891

info@heliusmedical.com